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1 Cautionary statements This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” in the Annual Report on Form 10-K for the fiscal year ended September 30, 2016, filed with the U.S. Securities and Exchange Commission on November 29, 2016 (File No. 001-37793)and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Quarterly Report on Form 10-Q for the fiscal quarter ended December 30, 2016, filed with the U.S. Securities and Exchange Commission on February 7, 2017 (File No. 001-37793), could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. We present Adjusted net sales, Adjusted EBITDA. Adjusted EBITDA margin, Adjusted net income, Adjusted earnings per share, Net debt (total debt less cash and cash equivalents), and Leverage ratio (net debt or total debt less cash and cash equivalents over Adjusted EBITDA on trailing twelve month basis) to help us describe our operating and financial performance. Adjusted net sales, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, Adjusted earnings per share, and Leverage ratio are non-GAAP financial measures commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, net sales and other income data measures (as determined in accordance with generally accepted accounting principles in the United States, or GAAP), or as better indicators of operating performance. Adjusted net sales, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, Adjusted earnings per share, Net debt (total debt less cash and cash equivalents), and Leverage ratio (net debt or total debt less cash and cash equivalents over Adjusted EBITDA on a trailing twelve month basis), as defined by us may not be comparable to similar non-GAAP measures presented by other issuers. Our presentation of such measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of Adjusted net sales to net sales, Adjusted EBITDA to net income, Adjusted net income to net earnings per share to earnings per share, and net debt over Adjusted EBITDA on a trailing twelve month basis. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters end on the last Friday in December, March and June.

2 Key Takeaways • Increasing 2017 adjusted earnings per share guidance range by $0.15 to $1.55 - $1.70; Driven primarily by favorable debt refinancing outcome and Q1 tax rate • Q1 activity in Electrical Raceway Segment markets consistent with Q4 2016 levels; Mechanical Products and Solutions segment volume up 4% excluding solar impact • Leading indicators and feedback from channel partners point to a strengthening non- residential market and a strong second half to 2017 • The Atkore team continues to outperform market inputs; Our ability to generate productivity savings, improve our margins through innovation, and pass through material cost increases is driving improved earnings results

3 Financial Highlights – Q1 2017 ($’s in millions) Q1 2017 Q1 2016 Y/Y Change Net Sales $337.6 $358.4 (5.8%) Adjusted Net Sales(1) $337.6 $350.6 (3.7%) Net Income $17.4 $8.6 102.8% Adjusted EBITDA(1) $49.9 $48.1 3.8% Net Income Margin 5.1% 2.4% +270 bps Adjusted EBITDA Margin(1) 14.8% 13.7% +110 bps Net Income per Share $0.26 $0.14 185.7% Adjusted Net Income per Share(1) $0.28 $0.23 21.7% • Improvement in average selling prices successfully offsetting input cost increases • Construction demand remained sluggish and tough solar comparisons in quarter • Atkore Business System driving productivity momentum in conversion cost, freight, and warehousing • Year-over-year margin and per share improvement continues Productivity Savings, Portfolio Management, and Pricing Initiatives Drive Earnings (1) See non-GAAP reconciliation in appendix

4 Electrical Raceway Segment - Q1 Highlights • Average selling prices up 7% from pass through of input costs, and favorable impact from innovative products • Volume down 8% driven by sluggish Non-Res markets and 1 less billing day • Year-over-year market activity in line with Q4 2016 excluding 53rd week; Forward indicators are positive • Adjusted EBITDA of $40 million, up 17%; Adjusted EBITDA margin of 18%, up 270 basis points Steel Conduit PVC Conduit Armored Cable Flexible and Liquidtight Conduit Cable Tray, Cable Ladder & Fittings ($’s in millions) Q1 2017 Q1 2016 Y/Y Change Net Sales $223.0 $223.6 (0.3%) Adjusted EBITDA $40.3 $34.4 17.1% Adjusted EBITDA Margin 18.1% 15.4% +270bps Earnings Momentum Continues in Soft Non-Residential Market

5 Mechanical Products & Solutions Segment Highlights • Average selling prices up 4% from mix management, pass through of input costs, and favorable impact from innovative products • Volume down 9% due to extension of solar federal tax credit and 1 less billing day • Volume up 4% excluding solar impact • Productivity initiatives helping in conversion cost, freight, and warehousing • Q1 Adjusted EBITDA margins up 10 bps ($’s in millions) Q1 2017 Q1 2016 Y/Y Change Net Sales $115.2 $135.1 (14.7%) Adjusted Net Sales(1) $115.2 $127.3 (9.5%) Adjusted EBITDA(1) $17.6 $19.4 (9.3%) Adjusted EBITDA Margin(1) 15.3% 15.2% +10bps Metal Framing & Related Fittings In-Line Galvanized Mechanical Tube Construction Design & Services Solar Headwinds Partially Offset by Growth Initiatives and Savings (1) See non-GAAP reconciliation in appendix

6 Key Balance Sheet and Cash Flow Metrics ($mm) 12/30/2016 Cash and cash equivalents $88.0 Total Debt $493.7 CapEx $4.0 Net cash from operating activities $32.2 TTM Adjusted EBITDA $236.8 Adjusted EBITDA less Capital Expenditures $232.8 Leverage Ratio (1) Total debt / TTM Adjusted EBITDA(1) 2.1x Net debt / TTM Adjusted EBITDA(1) 1.7x Metrics Net debt / Adjusted EBITDA 1. Leverage ratio is defined as net debt (total debt less cash and cash equivalents) divided by the Adjusted EBITDA on a trailing twelve month (TTM) basis or December 26 ,2015 to December 30, 2016. Total debt was $692.9mm, $652.2mm, and $630.3mm, as of September 26, 2014, September 25, 2015, and September 30, 2016, respectively. Cash and cash equivalents were $33.4mm, $80.6mm, and $200.3mm as of September 26, 2014, September 25, 2015, and September 30, 2016, respectively. Leverage ratio for all periods above and TTM Adjusted EBITDA for the TTM ended December 30, 2016 is reconciled in the appendix. 5.2x 3.5x 1.8x 1.7x FY 2014 FY 2015 FY 2016 TTM 12/30/16 Strong Cash Flow and Leverage Ratio Support M&A Strategy

7 2017 Financial Outlook Summary Electrical Raceway Segment Consolidated Atkore Mechanical Products & Solutions Segment Prior Outlook Updated Outlook Volume 1 to 5% 1 to 5% Adjusted EBITDA $175 - $190mm $182 - $192mm Volume (2) to 2% (2) to 2% Adjusted EBITDA $85 - $90mm $83 - $88mm Adjusted EBITDA $235 - $250 $235 - $250* Adjusted EPS $1.40 - $1.55 $1.55 - $1.70 Capital Expenditures $32mm $32mm Interest Expense $39mm $27mm Tax Rate 36% 33% Diluted Shares** - 66 * Reconciliation of the forward-looking full-year 2017 outlook for Adjusted EBITDA and Adjusted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. ** Represents weighted-average shares outstanding in millions used in calculation of Adjusted EPS guidance

8 Key Takeaways • Increasing 2017 adjusted earnings per share guidance range by $0.15 to $1.55 - $1.70; Driven primarily by favorable debt refinancing outcome and Q1 tax rate • Q1 activity in Electrical Raceway Segment markets consistent with Q4 2016 levels; Mechanical Products and Solutions segment volume up 4% excluding solar impact • Leading indicators and feedback from channel partners point to a strengthening non- residential market and a strong second half to 2017 • The Atkore team continues to outperform market inputs; Our ability to generate productivity savings, improve our margins through innovation, and pass through material cost increases is driving improved earnings results

Appendix

10 Adjusted net sales reconciliation A B C D E F G H Consolidated Atkore International Group Inc. Three months ended ($ in thousands) December 30, 2016 December 25, 2015 Change % Change Net sales $ 337,591 $ 358,375 $ (20,784) (5.8)% Impact of Fence and Sprinkler exit — (7,816) 7,816 (100.0)% Adjusted net sales $ 337,591 $ 350,559 $ (12,968) (2.3)% Adjusted EBITDA $ 49,891 $ 48,053 $ 1,838 3.8 % Adjusted EBITDA Margin 14.8% 13.7%

11 Segment Information A B C D E F G H Three months ended December 30, 2016 December 25, 2015 (in thousands) External Net Sales Adjusted EBITDA Adjusted EBITDA Margin External Net Sales Impact of Fence and Sprinkler exit Adjusted net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical Raceway $ 222,963 $ 40,318 18.1% $ 223,605 $ — $ 223,605 $ 34,433 15.4 % Mechanical Products & Solutions 115,178 $ 17,577 15.3% 135,102 (7,816) 127,286 $ 19,377 15.2 % Eliminations (550) (332) — (332) Consolidated operations $ 337,591 $ 358,375 $ (7,816) $ 350,559

12 Adjusted earnings per share reconciliation A B C D E F G H Consolidated Atkore International Group Inc. Three months ended (in thousands, except per share data) December 30, 2016 December 25, 2015 Net income $ 17,382 $ 8,572 Stock-based compensation 2,720 2,045 Consulting fee — 875 Loss on extinguishment of debt 9,805 — Other (a) (10,930) 5,507 Impact of Fence and Sprinkler exit — 811 Pre-tax adjustments to net income 1,595 9,238 Tax effect @ 35.8% (571) (3,307) Adjusted net income $ 18,406 $ 14,503 Weighted-Average Common Shares Outstanding Basic 62,642 62,466 Diluted 65,920 62,466 Net income (loss) per share Basic $ 0.28 $ 0.14 Diluted $ 0.26 $ 0.14 Adjusted Net income (loss) per share Basic $ 0.29 $ 0.23 Diluted $ 0.28 $ 0.23 (a) Represents other items, such as lower-of-cost-or-market inventory adjustments and release of indemnified uncertain tax positions.

13 Net Income to Adjusted EBITDA reconciliation A B C D E F G H Consolidated Atkore International Group Inc. Three months ended (in thousands) December 30, 2016 December 25, 2015 Net income $ 17,382 $ 8,572 Interest expense, net 9,830 9,881 Income tax expense 5,507 4,598 Depreciation and amortization 13,628 13,493 Loss on extinguishment of debt 9,805 — Restructuring & impairments 389 1,294 Net periodic pension benefit cost — 110 Stock-based compensation 2,720 2,045 ABF product liability impact — 212 Consulting fee — 875 Transa tion costs 1,560 655 Other (a) (10,930) 5,507 Impact of Fence and Sprinkler exit — 811 Adjusted EBITDA $ 49,891 $ 48,053 (a) Represents other items, such as lower-of-cost-or-market inventory adjustments and release of indemnified uncertain tax positions.

14 Net debt / Adjusted EBITDA reconciliation A B C D E F G H Consolidated Atkore International Group Inc. ($ in thousands) December 30, 2016 September 30, 2016 September 25, 2015 September 26, 2014 Short-term debt and current maturities of long-term debt $ 4,228 $ 1,267 $ 2,864 $ 42,887 Long-term debt 489,519 629,046 649,344 649,980 Total debt 493,747 630,313 652,208 692,867 Less cash and cash equivalents 87,973 200,279 80,598 33,360 Net debt $ 405,774 $ 430,034 $ 571,610 $ 659,507 TTM Adjusted EBITDA $ 236,840 $ 235,002 $ 163,949 $ 126,597 Total debt/TTM Adjusted EBITDA 2.1 x 2.7 x 4.0 x 5.5 x Net debt/TTM Adjusted EBITDA 1.7 x 1.8 x 3.5 x 5.2 x

15 Net Income to Adjusted EBITDA reconciliation A B C D E F G H Consolidated Atkore International Group Inc. TTM Three months ended (in thousands) December 30, 2016 December 30, 2016 September 30, 2016 June 24, 2016 March 25, 2016 Net income $ 67,606 $ 17,382 $ 15,572 $ 20,645 $ 14,007 Interest expense, net 41,747 9,830 11,181 10,169 10,567 Income tax expense 28,894 5,507 3,892 10,749 8,746 Depreciation and amortization 55,152 13,628 14,953 13,322 13,249 Loss (gain) on extinguishment of debt 8,144 9,805 — — (1,661) Restructuring & impairments 3,191 389 1,701 326 775 Net periodic pension benefit cost 330 — 110 110 110 Stock-based compensation 21,802 2,720 4,230 4,854 9,998 ABF pr duct liability impact 637 — 212 212 213 Consulting fee 14,550 — — 13,675 875 Legal settlements 1,382 — 82 1,300 — Transaction costs 8,737 1,560 2,484 1,917 2,776 Other (15,332) (10,930) 6,947 (10,055) (1,294) Adjusted EBITDA $ 236,840 $ 49,891 $ 61,364 $ 67,224 $ 58,361